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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  May 17, 2004
                Date of report (Date of earliest event reported)


                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust



         Delaware                     001-31976                001-31976
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
     of Incorporation)                 Number)            Identification No.)


                                                                 10019
745 Seventh Avenue                                            (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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The Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by the Series Supplement in respect of the Trust dated as of February 25, 1998.

Item 5.  OTHER EVENTS

On May 17, 2004, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Norfolk Southern Corporation is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For more information on the issuer of the underlying securities please see it's periodic reports filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number 001-08339. Periodic reports and other information required to be filed pursuant to the Exchange Act, by Norfolk Southern Corporation may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Lehman ABS nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting Norfolk Southern Corporation or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

         99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust for the period ending May 17, 2004.




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                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2004



                                      Lehman ABS Corporation

                                      By: /s/ Paul Mitrokostas
                                          ------------------------------------
                                      Name: Paul Mitrokostas
                                      Title: Senior Vice President







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                                  EXHIBIT INDEX


Exhibit Number    Description
--------------    -----------
    99.1          Trustee's Distribution Statement to the Corporate Bond-Backed
                  Certificates, Series 1998-NSC-1 Trust for the period ending
                  May 17, 2004